UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2009
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

001-32632	41-1719250
(Commission File No.)	(IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
5420 Feltl Road
Minnetonka, Minnesota 55343
(Address of principal executive offices)
952-426-6140
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) Our Board of Directors, at their regularly scheduled meeting held on November 17, 2009, approved and adopted Amended and Restated Bylaws. The Amended and Restated ByLaws are designed to eliminate outdated provisions of our previous bylaws, to conform the bylaws to existing law, regulation and listing requirements, and to add provisions requiring advance notice of proposals for matters to be considered at our shareholders’ meetings. In particular, the amendments:
•	Eliminate outdated references to office locations and requirements for meetings at specific locations;

•	Accommodate notice and proxy procedures by electronic communication;

•	Require, consistent with Minnesota law, that shareholder action be taken by the greater of a majority of the voting power present at a meeting at which a quorum is present, or a majority of the voting power of the minimum number of shares entitled to vote which would constitute a quorum;

•	Eliminate a provision suggesting an order of business at shareholder meetings and replace it with a provision giving the chairperson of the meeting authority to prescribe rules, regulations and acts appropriate for the meeting;

•	Require that proposals that a shareholder wishes to be considered at an annual meeting be submitted to the Secretary of our Company no later than 90 nor earlier than 120 days before the anniversary of the prior year’s meeting, and that the submission include specific information about the proposal, and the identity and interest of the shareholder;

•	Require that nominees for director that a shareholder wishes to be considered at an annual meeting be submitted to the Secretary of our Company no later than 90 nor earlier than 120 days before the anniversary of the prior year’s meeting by a shareholder of record, and include the name, age, principal occupation and employment of the nominee, the number of shares of the company owned by the nominee, both the business and residence address of the nominee, any relationship with any person which provide the nominee or any associate the opportunity to profit from an increase in the value of the Company’s shares, and information regarding the relationship between the nominee and the nominating shareholder;

•	Eliminate a provision suggesting an order of business at director meetings; and

•	Allow shares of the corporation to be in either certificate or uncertificated form.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibit (filed herewith)
3.1	Amended and Restated ByLaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 20, 2009

UROPLASTY, INC.
By:	/s/ Mahedi A. Jiwani
Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer